INCOME TAXES - Deferred Tax Assets (Details)	Sep. 30, 2022 USD ($)	Sep. 30, 2022 CNY (¥)	Sep. 30, 2021 USD ($)	Sep. 30, 2020 USD ($)
INCOME TAXES
Bad debt allowance recorded for accounts receivable	$ 301,885		$ 333,280	$ 303,056
Inventory provision	15,355		16,952	16,087
Net operating loss carry-forward	2,924		690,882	539,354
Less: valuation allowance			(687,654)	(133,885)
Total	$ 320,164	¥ 320,164	$ 353,460	$ 724,612